UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☒           Preliminary Proxy Statement.
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☐           Definitive Proxy Statement.
☐           Definitive Additional Materials.
☐           Soliciting Material Pursuant to § 240.14a-12.

ZIEGLER CAPITAL MANAGEMENT INVESTMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ziegler Strategic Income Fund

a series of Ziegler Capital Management Investment Trust
20 North Clark Street, 34th Floor
Chicago, IL 60602

December [   ], 2013

Dear Fund Shareholder:

Ziegler Capital Management, LLC (“ZCM”), formerly known as Ziegler Lotsoff Capital Management, LLC, is the investment advisor to the Ziegler Strategic Income Fund (the “Fund”).  Pursuant to a transaction with Stifel Financial Corp. (“Stifel”), Stifel acquired control of ZCM on November 30, 2013 (the “Transaction”).  There was no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction.

In light of the change of control of ZCM pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and ZCM under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board of Trustees (the “Board”) of Ziegler Capital Management Investment Trust (the “Trust”), including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on November 21, 2013 an interim investment advisory agreement between the Trust, on behalf of the Fund, and ZCM (the “Interim Agreement”) that took effect on November 30, 2013.  Except for provisions required by Rule 15a-4 of the 1940 Act, the Interim Agreement contained the same terms and conditions as the prior investment advisory agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.  Accordingly, on November 30, 2013, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and ZCM and is seeking shareholder approval of the new investment advisory agreement.  There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment advisor’s obligations under the new agreement.

Additionally, at a regularly scheduled meeting of the Board, the Board appointed Ian A. Martin as the sixth trustee of the Trust.  He and Harry E. Resis, whom the Board appointed as trustee in 2012, are currently the only two Board-appointed trustees, whereas each of the other current trustees has been elected by the Trust’s shareholders. The Trust is now asking shareholders to elect Mr. Martin and Mr. Resis, creating a Board entirely composed of shareholder-elected trustees.

Enclosed is a notice of a Special Meeting of Shareholders of the Fund to be held on January 17, 2014 (the “Meeting”) together with a Proxy Statement and Proxy Card for the Fund relating to the proposal to consider and approve a proposed new investment advisory agreement with ZCM (the “Proposed Advisory Agreement”), hereinafter referred to as “Proposal 1,” as well as the proposal to consider and elect Mr. Martin and Mr. Resis to the Board, hereinafter referred to as “Proposal 2.”

If you are a shareholder of record of the Fund as of the close of business on December 6, 2013, you are entitled to vote at the Meeting and at any postponement or adjournment thereof.  While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card.  The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreement for the Fund, and encourages you to vote “FOR” Proposal 1.  The Board of Trustees of the Fund has recommended the election of Messrs. Martin and Resis to the Board, and encourages you to vote “FOR” Proposal 2. If you have any questions regarding the issues to be voted on, please do not hesitate to call 1-877-568-7633.

Your vote is important, no matter how many shares you own.  Even if you plan to attend the Meeting, to help ensure that your vote is represented, please either complete, date, sign and return the enclosed proxy card by mailing it in the enclosed postage-paid envelope or follow the instructions under “Frequently Asked Questions” to vote by phone or via the Internet.  You may revoke your proxy at any time before it is actually voted by providing written notice of your revocation to the undersigned, by submitting a subsequent proxy or by voting in person at the Meeting.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

______________________

Scott A. Roberts
President
Ziegler Capital Management Investment Trust

Important information
to help you understand and vote on the proposals

Please read the full text of the proxy statement.  Below is a brief overview of the proposals to be voted upon.  Your vote is important.

Q:	What is this document, and why did you send it to me?

A:
This document is a proxy statement, and we refer to it as the Proxy.  We are sending this document to you for your use in deciding whether to approve the proposed investment advisory agreement (the “Proposed Advisory Agreement”) with Ziegler Capital Management, LLC (the “Advisor”), formerly known as Ziegler Lotsoff Capital Management, LLC (“Proposal 1”).  Approval of the Proposed Advisory Agreement enables the Advisor to continue as the investment advisor for the Ziegler Strategic Income Fund (the “Fund”).  Additionally, we are seeking your vote to elect to the Board of Trustees of Ziegler Capital Management Investment Trust (the “Trust”) Ian A. Martin and Harry E. Resis, who each already serve on the Board pursuant to Board-appointment.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

Q:	What is a proxy?

A:
A proxy is a person who votes the mutual fund shares of another person who could not attend a meeting.  The term “proxy” also refers to the Proxy Card or other method of appointing a proxy.  When you submit your proxy, you are appointing  Margaret Baer and Jeanine Bajczyk, each of whom, as of the date of the Meeting, will be officers of the Trust, as your proxies, and you are giving them permission to vote your mutual fund shares at the special meeting.  The appointed proxies will vote your mutual fund shares as you instruct, unless you submit your proxy without instructions.  In this case, they will vote FOR the proposals.  With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board or, in the absence of such a recommendation, in their discretion.  If you do not submit your proxy, they will not vote your mutual fund shares.  This is why it is important for you to return the Proxy Card to us as soon as possible whether or not you plan on attending the meeting.

Q:	What am I being asked to vote on?

A:	You are being asked to approve the Proposed Advisory Agreement between the Advisor and the Trust on behalf of the Fund and to elect two trustees to the Board.

Proposal 1 relates to a “change in control” of the equity ownership of the Advisor.  Pursuant to a transaction with Stifel Financial Corp. (“Stifel”), Stifel acquired control of the Advisor on November 30, 2013 (the “Transaction”).  There was no change in the day-to-day management of the Fund’s investment portfolio as a result of the Transaction.

Q&A 1

In light of the change of control of the Advisor pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on November 21, 2013 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Interim Agreement”) that took effect on November 30, 2013.  Except for provisions required by Rule 15a-4 of the 1940 Act, the Interim Agreement contained the same terms and conditions as the prior investment advisory agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.  Accordingly, on November 30, 2013, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor and is seeking shareholder approval of the new investment advisory agreement.  There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment advisor’s obligations under the new agreement.

Proposal 2 relates to the election of Ian A. Martin and Harry E. Resis to the Board. Messrs Martin and Resis each currently serve on the Board pursuant to board-appointment.  If their election is approved, the Board will be entirely composed of shareholder-elected trustees.

Q:	How will my approval of Proposal 1 affect the management and operation of the Fund?

A:
The persons responsible for managing the Fund’s assets are not expected to change as a result of or in connection with the Transaction.  Paula M. Horn, CFA (Chief Investment Officer, Lead Portfolio Manager) and Michael G. Hurley (Assistant Portfolio Manager) of the Advisor will continue to be primarily responsible for the day-to-day management of the Fund’s portfolio.

Q:	How will my approval of Proposal 1 affect the expenses of the Fund?

A:	The investment advisory fee paid by the Fund to the Advisor will not increase if the Proposed Advisory Agreement with the Advisor is approved.

Q:	What are the primary reasons for the Board’s approval of the Advisor to continue as the investment advisor of the Fund?

A:
The Board weighed a number of factors in reaching its decision to approve the Advisor to continue as the investment advisor for the Fund, including the history, reputation, qualifications and resources of the Advisor and the fact that the Advisor’s current portfolio managers would continue to provide the management services to the Fund.  The Board also considered that if the Proposed Advisory Agreement is approved, the Fund’s investment advisory fee would not increase and total expenses for the Fund would not increase.

Q&A 2

Q:	Are there any differences between the Prior Advisory Agreement and the Proposed Advisory Agreement?

A:	No. There are no material differences between the prior investment advisory agreement and the Proposed Advisory Agreement other than the effective date.

Q:	Has the Fund’s Board of Trustees approved Proposal 1 and Proposal 2?

A:
Yes.  The Board has unanimously approved the Proposal 1 to approve the Proposed Advisory Agreement with the Advisor on behalf of the Fund, and recommends that you also vote to approve Proposal 1. Additionally, the Board recommends that you vote to elect Messrs. Martin and Resis to the Board by approving Proposal 2.

Q:	Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A:	The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Advisor.

Q:	Who is eligible to vote?

A:
Shareholders of record of the Fund as of the close of business on December 6, 2013 (the “Record Date”) are entitled to be present and to vote at the Meeting or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposals presented at the Meeting.

Q:	What vote is required?

A:
Approval of the Proposed Agreement requires the vote of the “majority of the outstanding voting securities,” which is defined under the 1940 Act as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting shares entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding shares of the Fund entitled to vote thereon.

Shareholders elect trustees by a plurality of the votes cast by shares that are entitled to vote in the election, assuming a quorum is present.  For this purpose, a “plurality” means that nominees receiving the largest number of votes from the Fund’s shareholders will be elected as trustees.

Q&A 3

Q:	How do I vote my shares?

A:	For your convenience, you may vote your shares in the following four ways:
In Person: You may vote your shares in person at the meeting if you attend.

By Mail: You may vote your shares by completing, dating, signing and returning your proxy card by mailing it in the enclosed postage-paid envelope.

By Telephone: You may vote your shares by telephone. To do so, please have your proxy card available, call the toll-free number on the proxy card and follow the simple instructions.

Via the Internet:  You may vote your shares via the Internet.  To do so, please have your proxy card available and go to the website shown on the proxy card.  Follow the simple instructions found on the website.

If you simply sign and date the Proxy Card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposals and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Meeting.

Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  With regard to the Proposed Agreement, the failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the Proposed Agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote AGAINST the Proposed Agreement regardless of whether (i) or (ii) above is applicable.  With regard to the election of trustees, assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the trustees.

Whether you vote in person, by mail, by telephone or via the Internet, you may revoke your proxy at any time before it is exercised by giving the Trust’s Secretary written notice of your revocation, by submitting a subsequent proxy (the subsequent proxy may be submitted by mail, by telephone or via the Internet) or by voting in person at the Meeting.  Your attendance at the Meeting does not automatically revoke your proxy.

Q:	How can a quorum be established?

A:
Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33 percent of the outstanding shares of the Fund entitled to vote at the Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposals, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Q:	Can shareholders submit additional proposals?

A:
The Trust and the Fund are generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

Q&A 4

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, c/o Ziegler Capital Management Investment Trust, P.O. Box 701, Milwaukee, WI 53201-070181 within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the Meeting.

Q:	What will happen if there are not enough votes to approve the proposals?

A:
It is important that we receive your signed Proxy Card to ensure that there is a quorum for the Meeting.  If we do not receive your vote after several weeks, you may be contacted to remind you to vote your shares and help you return your proxy.  In the event a quorum is present at the Meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more postponements or adjournments of the Meeting to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities, and the nature of the reasons for such further solicitation.

Q:	If I vote by mail, how do I sign the Proxy Card?

A:	Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the Proxy Card.

Joint Accounts:  Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts:  The person signing must indicate his or her capacity.  For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed Proxy Card in the enclosed envelope.  You may proxy vote by internet or telephone in accordance with the instructions set forth on the enclosed Proxy Card.  No postage is required if mailed in the United States.

Q&A 5

Ziegler Strategic Income Fund

a series of Ziegler Capital Management Investment Trust
20 North Clark Street, 34th Floor
Chicago, IL 60602

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JANUARY 17, 2014

A special meeting of shareholders (the “Meeting”) of the Ziegler Strategic Income Fund (the “Fund,”), a series of Ziegler Capital Management Investment Trust (the “Trust”), will be held on Friday, January 17, 2014, at [10 a.m.], Central time, at the offices of [Ziegler Capital Management, LLC, 20 North Clark Street, 34th Floor, Chicago, IL 60602].  At the Meeting, shareholders of the Fund will be asked to consider and act upon the following proposals:

1.	To approve an investment advisory agreement by and between the Trust, on behalf of the Fund, and Ziegler Capital Management, LLC, formerly known as Ziegler Lotsoff Capital Management, LLC.

2.	To elect Ian A. Martin and Harry E. Resis to serve on the Board of Trustees of the Trust.

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS UPON WHICH YOU ARE BEING ASKED TO VOTE.

The Trust’s Board of Trustees has fixed the close of business on December 6, 2013 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed Proxy Card so that a quorum will be present and a maximum number of shares may be voted for the Fund.  In the alternative, please call the toll-free number on your Proxy Card to vote by telephone or go to the web site shown on your Proxy Card to vote over the Internet.

By Order of the Board of Trustees

___________________

Margaret M. Baer
Secretary, Ziegler Capital Management Investment Trust
December [  ], 2013

Ziegler Strategic Income Fund

a series of Ziegler Capital Management Investment Trust
20 North Clark Street, 34th Floor
Chicago, IL 60602

PROXY STATEMENT
December [  ], 2013

This Proxy Statement is being furnished to the shareholders of the Ziegler Strategic Income Fund (the “Fund,”), a series of Ziegler Capital Management Investment Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Meeting”) to be held Friday, January 17, 2014, at [10 a.m.], Central time, at the offices of [Ziegler Capital Management, LLC, 20 North Clark Street, 34th Floor, Chicago, IL 60602], for the purposes set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as December 6, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting.  The approximate mailing date of this Proxy Statement to shareholders is December 30, 2013.  The Meeting will be held for the following purpose:

PROPOSAL 1:
To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Ziegler Capital Management, LLC (hereinafter, the “Advisor”), formerly known as Ziegler Lotsoff Capital Management, LLC.

PROPOSAL 2:	To elect Ian A. Martin and Harry E. Resis to serve on the Board.

PROPOSAL 1:

APPROVAL OF ADVISORY AGREEMENT BETWEEN THE TRUST AND ZIEGLER LOTSOFF CAPITAL MANAGEMENT, LLC.

Background.  The Advisor currently provides investment advisory services to the Fund and manages portfolio assets pursuant to an investment advisory agreement with the Trust (the “Prior Agreement”).  The Prior Agreement was last approved by the Board, including a majority of the Independent Trustees, on August 20, 2013, and was last approved by a vote of shareholders on July 29, 2011.

In light of the change of control of the Advisor pursuant to the Transaction, the Transaction caused an assignment of the investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor under the Investment Company Act of 1940 (the “1940 Act”).  This assignment terminated the prior investment advisory agreement in accordance with its terms as required by Section 15 of the 1940 Act.  In anticipation of this assignment and termination, the Board, including a majority of the directors who are not “interested persons” of the Trust (as defined under the 1940 Act), approved on November 21, 2013 an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “Interim Agreement”) that took effect on November 30, 2013.  Except for provisions required by Rule 15a-4 of the 1940 Act, the Interim Agreement contained the same terms and conditions as the prior investment advisory agreement.

In accordance with Rule 15a-4 of the 1940 Act, under the terms of the Interim Agreement, if the shareholders of the Trust fail to approve a new investment advisory agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternate arrangements in respect of the management of the Fund’s assets.  Accordingly, on November 30, 2013, the Board approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor and is seeking shareholder approval of the new investment advisory agreement.  There are no material differences between the new investment advisory agreement and the prior investment advisory agreement, nor are there any material differences in the investment advisor’s obligations under the new agreement.

In order for the Advisor to continue to serve as investment advisor to the Fund, shareholders of the Fund must approve a new investment advisory agreement (the “Proposed Advisory Agreement”) for the Fund.  At its November 21, 2013 meeting, the Board, including a majority of the Independent Trustees, approved the Proposed Advisory Agreement, and recommended that it be submitted to the Fund’s shareholders for approval.  If approved by the shareholders of the Fund, the Proposed Advisory Agreement will be executed for the Fund and will become effective upon the date of the Meeting (currently scheduled for January 17, 2014).  The Proposed Advisory Agreement is substantially identical to the Prior Agreement with respect to the Fund, except for the dates of execution and effectiveness.

Summary of the Prior Agreement and the Proposed Advisory Agreement.  A copy of the Proposed Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Proposed Advisory Agreement is only a summary.  You should refer to Exhibit A for the Proposed Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of Advisory Agreement.  The Advisor has served as investment advisor to the Fund since their commencement of operations on January 31, 2012.  The Advisor is providing these services pursuant to the terms of the Prior Agreement with the Trust, dated November 14, 2011.  If approved by shareholders at the Meeting, the Advisor will continue to provide the same services pursuant to the terms of the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in effect for a period of two (2) years, unless sooner terminated.  After the initial two-year period, continuation of the Investment Advisory Agreement from year-to-year is subject to annual approval by the Board, including at least a majority of the Independent Trustees.  Both the Prior Agreement and the Proposed Advisory Agreement may be terminated by the Board or a vote of a majority (as that term is defined in the 1940 Act) of the shareholders of the Fund upon not more than 60 days’ notice, or by the Advisor upon 60 days’ notice.

Advisory Services.  Both the Prior Agreement and the Proposed Advisory Agreement state that, subject to the supervision and direction of the Board of Trustees, the Advisor will manage the investment portfolio of the Fund, and determine, direct the purchase and sale of investment securities in the day to day management of the Fund.

Management Fees.  Both the Prior Agreement and the Proposed Advisory Agreement provide that the Fund will pay the Advisor a fee based on the Fund’s average daily net assets.  Under both the Prior Agreement and the Proposed Advisory Agreement, the Advisor is compensated for its investment advisory services at annual rates of 0.65%.  The fee is computed daily and paid monthly.  Additionally, in the event the Fund’s operating expenses, as accrued each month, exceeds the Fund’s annual expense limitation, the Advisor has agreed to pay to the Fund, on a monthly basis, the excess expenses within 30 days of notification that such payment was due.  This expense limitation will continue in effect under the Proposed Advisory Agreement with the Advisor until at least January 31, 2015.  The Fund commenced operations on January 31, 2012 and the fiscal year end for the Fund is on September 30.

Management Fees Paid to the Advisor for the Fiscal Year Ended September 30, 2013

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
September 30, 2013	$232,441	$294,334	$0

Brokerage Policies.  The Prior Agreement and the Proposed Advisory Agreement authorize the Advisor to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Advisor to use its best efforts to obtain the most favorable price. The Advisor may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.

Payment of Expenses.  Both the Prior Agreement and the Proposed Advisory Agreement provide that the Advisor will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund.  The Advisor will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions.  Both the Prior Agreement and the Proposed Advisory Agreement provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of the Advisor, the Advisor shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement, or for any losses that may be sustained in the purchase, holding or sale of any security.  Additionally, the Prior Agreement and the Proposed Advisory Agreement provide that the federal securities laws impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing in the agreement should in any way constitute a waiver or limitation of any rights that the Fund’s shareholders may have under any federal securities laws.

Portfolio Managers.  The Fund’s current portfolio managers will continue to be responsible for the day-to-day management of the Fund’s portfolios, determining the Fund’s investment strategy, portfolio allocation and risk parameters.

Executive Officers and Directors of the Advisor.  Information regarding the current principal executive officers and directors of the Advisor is set forth below.  The address of the Advisor is 20 North Clark Street, 34th Floor, Chicago, IL 60602.  The name and principal occupation of the principal executive officer and each director of the Advisor are listed below (the address of each is c/o Ziegler Capital Management (IL), LLC, 20 North Clark Street, Chicago, Illinois 60602:

Name and Office	Principal Occupation
Scott Roberts President and Chief Executive Officer	President and Chief Executive Officer of the Advisor
Paula M. Horn Chief Investment Officer	Chief Investment Officer of the Advisor
Allison J. Brink Chief Marketing Officer	Chief Marketing Officer of the Advisor
Margaret M. Baer Chief Administrative & Operating Officer	Chief Administrative & Operating Officer of the Advisor
Matthew S. MacLean General Counsel and Chief Compliance Officer	General Counsel and Chief Compliance Officer of the Advisor
Renée M. Ansbro Chief Financial Officer	Chief Financial Officer of the Advisor

Once the transaction closes and the Advisor is a wholly owned subsidiary of Stifel, the principal executive officers and directors of the Advisor will not change.

Required Vote.  Approval of the Proposed Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the Proposed Advisory Agreement is approved by a Fund’s shareholders, it is expected to become effective on January 17, 2014.  If the shareholders of the Fund do not approve the Proposed Advisory Agreement for the Fund, the Advisor will cease to serve as the investment advisor of the Fund.  In that event, the Board will consider what further actions need to be taken, which may include the liquidation of the Fund.

Abstentions and broker non-votes, if any, will be counted as votes present for purposes of determining whether a quorum is present.  The failure to vote, other than by broker non-votes or abstentions, assuming more than 50% of the applicable Fund’s outstanding shares are present, has no effect if (i) above is applicable and has the same effect as a vote against the Proposed Advisory Agreement if (ii) above is applicable.  Abstentions and broker non-votes have the same effect as a vote AGAINST the Proposed Advisory Agreement regardless of whether (i) or (ii) above is applicable.

Recommendation of the Board of Trustees.  On November 21, 2013, the Board approved the Proposed Advisory Agreement.  Prior to approving the agreement, the Board considered:

●
the nature, extent and quality of the services provided by the Advisor under the Prior Agreement, and that the services to be performed by the Advisor under the Proposed Advisory Agreement are substantially the same as the services performed by the Advisor under the Prior Agreement;

●	the investment performance of the Fund;

●	the costs of the services to be provided and profits to be realized by the Advisor from its relationship with the Fund;

●	the expense ratio of the Fund;

●	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale; and

●	that the annual rate paid by the Fund under the Proposed Advisory Agreement is the same as the annual rate paid by the Fund under the Prior Agreement.

In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed a report prepared by the Advisor describing the portfolio management, shareholder communication, and regulatory compliance services they provide to the Fund.  The Board concluded that the Advisor was providing essential services to the Fund.

The Board discussed the Fund’s performance and reviewed the comparison of the Fund’s performance to benchmark indices over various periods of time, concluding that the performance of the Fund warranted the approval of the New Agreement.  The Board noted that in addition to the absolute performance of the Fund, the Fund adheres to its stated investment style.

The Board reviewed the advisory fees payable by the Fund.  They considered the revenues realized by the Advisor, as well as the costs incurred by the Advisor in its management of the Fund.  They noted that the Advisor receives no revenue, other than advisory fees, for the services it provides but does receive research used in its management of the Fund and the assets of its other investment advisory accounts.  The Board determined that the profits realized by the Advisor from its relationship with the Fund were reasonable and not excessive.

The Board reviewed reports prepared by the Fund’s administrator comparing the expense ratio and advisory fee paid by the Fund to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund was in the range of comparable mutual funds and the expense ratio of the Fund was higher than most comparable mutual funds..  The Trustees noted that the Fund’s principal shareholder is aware of the Fund’s increasing expense ratio and remains interested in having exposure to the micro cap segment of the market for some of its clients.  The Board also reviewed a report prepared by the Advisor indicating that the Advisor was not realizing economies of scale that would make breakpoints appropriate in its management of the Fund and was unlikely to do so in the future.

Finally, the Board also considered that the Advisor has been investment adviser to the Fund since its inception and that the Transaction would not change the way in which the Advisor manages the Fund.

Other Legal Requirements under the 1940 Act.  Section 15(f) of the 1940 Act provides that, when a transaction such as the one described herein (a change of control of an investment advisor) occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.  The first condition specifies that no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings.  The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).  The Advisor has agreed to use its best efforts to ensure that the transaction will not cause the imposition of an unfair burden, as that term is defined in Section 15(f) of the 1940 Act, on the Fund.

The second condition specifies that, during the three-year period immediately following consummation of the transaction, at least 75% of the Fund’s Board must be Independent Trustees.  Currently, the Board meets this 75% requirement.

Additional Information about the Trust and the Advisor.  As of the date of this Proxy Statement, the following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor
John Chrystal	Independent Trustee	None
Albert J. DiUlio, S.J.	Independent Trustee	None
David S. Krause	Independent Trustee	None
Harry E. Resis	Independent Trustee	None
Ian A. Martin	Interested Trustee	None
Margaret M. Baer*	Interested Trustee, Secretary and Treasurer	Chief Operating and Administrative Officer
Scott A. Roberts	President	President and Chief Executive Officer
Matthew S. MacLean, JD	Chief Compliance Officer	Chief Compliance Officer and General Counsel

*Ms. Baer is an “interested person” of the Trust as defined by the 1940 Act.

As communicated to shareholders pursuant to a supplement to the Fund’s prospectus and statement of additional information dated November 22, 2013, as of January 1, 2014, following is a list of the Trustees and executive officers of the Trust, their positions with the Trust, and their positions with the Advisor, if any:

Name	Position with the Trust	Position with the Advisor
John Chrystal	Independent Trustee	None
Albert J. DiUlio, S.J.	Independent Trustee	None
David S. Krause	Independent Trustee	None
Harry E. Resis	Independent Trustee	None
Ian A. Martin*	Interested Trustee	None
Christopher E. Kashmerick	President	None
Russell B. Simon	Treasurer	None
Jeanine M. Bajczyk	Secretary	None
Robert M. Slotky	Chief Compliance Officer	None

*Mr. Martin is an “interested person” of the Trust as defined by the 1940 Act.

PROPOSAL 2:

ELECTION OF IAN A. MARTIN AND HARRY E. RESIS TO THE BOARD OF TRUSTEES OF ZIEGLER CAPITAL MANAGEMENT INVESTMENT TRUST

On November 21, 2013, at a regularly scheduled meeting, the Board appointed Ian A. Martin to the Board.  He joined Harry E. Resis, whom the Board appointed in 2012, as the only two trustees who serve pursuant to Board appointment.  Each other trustee has been elected by shareholders of the Trust.  The Trust now seeks election of Messrs. Martin and Resis (each “Nominees”), so that the Board may be entirely composed of shareholder-elected trustees.

The Nominees are submitted for election by the holders of all shares of both classes of the Fund, voting together as a single class.  The Nominees will serve in accordance with the Agreement and Declaration of Trust and the Bylaws of the Trust.  If both Nominees are elected to the Board at the Special Meeting, all Trustees on the Board will have been elected by shareholders of the Trust.

Messrs. Martin and Resis have each indicated that he is able and willing to continue to serve as Trustee if elected.  If for any reason either Nominee becomes unable to serve before the Special Meeting, proxies will be voted for a substitute nominated by the Board, unless a shareholder instructs otherwise.  If shareholders do not elect Messrs. Martin and Resis, they would continue serving on the Board but would not be considered to have been elected by shareholders.  This could cause another proxy solicitation to be required to fill a Board vacancy in the future.  Such additional proxy solicitation will not be needed if Messrs. Martin and Resis are elected to the Board at the Special Meeting.

Ian A. Martin. Mr. Martin, Executive Vice President, U.S. Bancorp Fund Services (“USBFS”) is a nationally recognized expert on mutual fund processing, shareholder servicing, efficiency, and quality control including ISO 9001:2008 Certification. He has 21 years of industry experience, all within USBFS and its affiliates, and leads the USBFS Transfer Agent division, which services more than 175 different advisors and more than 4.5 million shareholders nationwide. Mr. Martin plays an integral role in strengthening client relationships while also overseeing all critical processing partnerships including National Securities Clearing Corporation, DST, DST Output, Affiliated Computer Services, Sales Focus Solutions, and Broadridge Financial Solutions. Prior to joining USBFS, Mr. Martin was vice president and group manager of Mutual Funds and Entitlement Services for U.S. Bank where he oversaw all aspects of mutual funds, asset file, pricing, income, proxies, and corporate actions.

Harry E. Resis.  Mr. Resis is a private investor who has previously served as Director of U.S, Fixed Income for Henderson Global Investors.  Mr. Resis has extensive experience in fixed income securities analysis, with an emphasis on high yield securities, which provides him with a practical knowledge of the underlying markets and strategies used by the Fund.

Trustees and Officers

Information regarding the current Trustees, the Nominees, and the executive officers of the Trust is set forth below.

Current Trustees and the Nominees

Currently, there are four Independent Trustees, one of whom is also a Nominee for election by shareholders as a Trustee.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee
Non-Interested Trustees
John Chrystal c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 54	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.

Albert J. DiUlio, S.J. c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 68	Trustee	Since 2011	President Vatican Observatory. Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee

David S. Krause c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 58	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor at Marquette University.	1	None

Harry E. Resis c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 67	Trustee and Nominee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None

Currently, there are two Interested Trustees, one of whom is also a Nominee for election by shareholders as a Trustee.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee
Interested Trustees
Margaret M. Baer c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 44	Trustee, Secretary and Treasurer(2)	Since 2011 as Trustee, as officer has served since 2003	Chief Administrative Officer of the Advisor 2002-2011. Chief Operating and Administrative Officer of the Advisor since 2011.	1	N/A

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held (during past five years) by Trustee

Ian A. Martin c/o Ziegler Capital Management Investment Trust 20 North Clark Street 34th Floor Chicago, Illinois 60602 Age: 45	Trustee and Nominee(3)	Since 2013	Executive Vice President, U.S. Bancorp Fund Services since 1992.	1	N/A
(1)
Each Trustee holds office during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.  Any Trustee may resign at any time and may be removed by a vote of two-thirds of the outstanding share of the Trust or by action of a majority of the Trustees.  Each officer serves until he resigns or is removed by the Board or by the principal executive officer or by such other officer upon whom such power of removal may be conferred by the Board.

(2)	Ms. Baer is an interested person of the Trust based upon her positions with the Advisor.

(3)
Mr. Martin is an interested person of the Trust as defined by the 1940 Act.  Mr. Martin is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

In respect of each Nominee, the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Fund, were a significant factor in the determination that the individual should be a nominee for Trustee of the Trust.  The Board also considered various other factors, including the desired mix of relevant skills and experience on the Board, intangible qualities each Nominee possesses, and the fact that the Nominees have been serving on the Board for a period of time.  The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below.

Additional Information Concerning the Board

Board Nomination Process

The Board as a whole is responsible for identifying, evaluating and recommending Trustee nominees. However, the Independent Trustees are responsible for selecting and nominating any Independent Trustees. While the Board and the Independent Trustees (with respect to selecting and nominating Independent Trustees) do not have a formal process for identifying and evaluating Trustee candidates, in identifying and evaluating Trustee nominees, the Board or the Independent Trustees, as the case may be, seek to ensure:

•	that the Board possesses, in the aggregate, the strategic and financial skills and experience necessary to fulfill its duties and to achieve its objectives; and

•	that the Board is comprised of Trustees who have broad and diverse backgrounds, as appropriate, possessing knowledge in areas that are of importance to the Fund.

The Board and the Independent Trustees (with respect to selecting and nominating Independent Trustees) look at each nominee on a case-by-case basis regardless of who recommends the nominee (the Board in its discretion may consider recommendations by shareholders) to determine whether the proposed candidate meets the minimum qualifications for eligibility and is otherwise suitable for further consideration. Although the Board does not have a specific policy regarding the consideration of diversity in identifying Trustee nominees, the Board believes that a diversity of business and other experience benefits the Board.  The Board considers the individual’s professional accomplishments and prior experience, including experience in fields related to the operations of the Fund, as well as various other factors, including the desired mix of relevant skills and experience on the Board, intangible qualities each nominee possesses, and whether the nominee has already been serving on the Board for a period of time.  The professional experience of each Nominee and additional considerations that contributed to the Board’s conclusion that the Nominee should serve on the Board are summarized below.

Process for Shareholder Trustee Nominees.

The Board and the Independent Trustees (with respect to selecting and Independent Trustees) do not have a formal policy with regard to the consideration of any Trustee candidates recommended by shareholders.  Because of the size of the Board and the historical small turnover of its members, the Board and the Independent Trustees (with respect to selecting and nominating Independent Trustees) address the need to retain members and fill vacancies after discussion among current members. Accordingly, the Board and the Independent Trustees (with respect to selecting and nominating Independent Trustees) have determined that it is appropriate not to have such a policy at this time.

While the Board and the Independent Trustees (with respect to selecting and nominating Independent Trustees) are not required to consider candidates recommended by the Fund’s shareholders for election as Trustees, the Board, in its discretion, may consider such recommendations. Any shareholder that wishes to nominate a Trustee candidate should submit complete information as to the identity and qualifications of the Trustee candidate. At a minimum, this information should include: (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understandings between such shareholder and each nominee and any other person pursuant to which the nomination is being made.

A shareholder recommendation for a director nominee should be delivered to the Secretary of the Trust at 20 North Clark Street, 34th Floor, Chicago, IL 60602.

Qualification of Trustees

John Chrystal’s experience as a partner of an investment management firm, and his experience as a partner of a consulting firm advising financial institutions, has provided him with an extensive knowledge of the highly regulated financial services industry, which knowledge he brings to the Board in a relatable, effective way. Albert J. DiUlio, S.J.’s financing background, combined with his work experience, have provided him with a strong understanding of financial statements and experience addressing the complex issues that confront entities. As a director, Mr. DiUlio uses his financial background and experiences to enhance Board discussions with useful information and insights. David S. Krause’s experience co-founding small businesses and as a professor in a graduate management program has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable resource to the Board.  Harry Resis’ background in fixed income securities analysis, with an emphasis on high yield securities, provides him with a practical knowledge of the underlying markets and strategies used in the Fund that will be useful to the Board in their analysis and oversight of the Fund.  Margaret M. Baer’s experience as the Chief Administrative Officer of the Advisor, and the practical approach to problem solving she developed in this capacity, make her a valuable resource to the Board and its deliberations.  Ian Martin’s industry experience with mutual fund processing and shareholder servicing makes him a valuable resource to the Board as they contemplate shareholder servicing needs.  Each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin and Ms. Baer takes a conservative and thoughtful approach to addressing issues facing the Fund.  The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Chrystal, DiUlio, Krause, Resis and Martin and Ms. Baer should serve as a trustee.

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board held four meetings during the fiscal year ended September 30, 2013.  All of the incumbent directors attended each of those meetings.  The Board has engaged the Advisor to manage the Fund and is responsible for overseeing the Advisor and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.

Given the fact there is only a small number of funds in the Trust, the Trust does not have a Chairman of the Board, nor does the Trust have a lead disinterested trustee. The President of the Trust is the presiding officer at all meetings of the Board and sets the agenda for the Board meetings, with input from the trustees and other officers of the Trust. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of trustees, and the responsibilities of the Board.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Fund and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Advisor, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

The Trust has an Audit Committee, which plays a significant role in the risk oversight of the Fund as it meets annually with the auditors of the Fund. The Board also meets quarterly with the Fund’s chief compliance officer.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund, the Advisor or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Audit Committee

The Board has created an audit committee. If elected, it is expected that members will consist of Messrs. Chrystal, DiUlio, Krause and Resis each of whom is an Independent Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. The audit committee met once during the fiscal year ended September 30, 2013.

The Board has no other committees.

Compensation

The Trust will pay each Independent Trustee an annual retainer of $8,000 and a fee of $1,000 for each meeting of the Board of Trustees attended, including special meetings. The Trust may reimburse trustees for travel expenses incurred in order to attend meetings. The Trust does not provide pension or retirement benefits to its Trustees and officers. The compensation paid by the Trust to each Independent Trustee for the fiscal year ended September 30, 2013 was as follows:

Name of Person	Aggregate Compensation from Trust	Total Compensation from Trust and Fund Complex Paid to Trustees
Non-Interested Trustees
John Chrystal	$12,000	$12,000
Albert J. DiUlio, S.J.	$12,000	$12,000
David S. Krause	$12,000	$12,000
Harry E. Resis	$12,000	$12,000
Interested Trustee
Margaret M. Baer	None	None
Ian A. Martin	None	None

Dollar Range of Trustee Share Ownership

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each Trustee as of December 6, 2013. This information will be provided by filing an amendment pursuant to Rule 485(b).

Name	Dollar Range of Equity Securities in the Fund
Independent Trustees
John Chrystal	None
Albert J. DiUlio, S.J.	None
David S. Krause	None
Harry E. Resis	None

Name	Dollar Range of Equity Securities in the Fund
Interested Trustees
Margaret M. Baer	None
Ian A. Martin	None

Legal Proceedings

The Board is not aware of any legal proceedings involving either of the Nominees that would be material to an evaluation of the ability or integrity of any such Nominees and that would require disclosure under Item 401(f) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Communication with Trustees

Shareholders may send communications directly to the Trustees in writing at the addresses specified in for each Trustee above.

Information Related to the Audit Committee and the Auditor

BBD LLP is the Fund’s current independent registered public accounting firm and was the Fund’s independent registered public accounting firm for the fiscal year ended September 30, 2013.  We do not expect that representatives of BBD LLP will be present at the Meeting.

The Audit Committee is required to pre-approve all audit services and permitted non-audit services provided by BBD LLP or any other independent registered public accounting firm engaged by the Trust (the “Auditor”).  The Audit Committee must also pre-approve any engagement of the Auditor to provide non-audit services to (a) the Fund’s investment adviser and (b) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Trust (with entities in (a) and (b) hereinafter referred to as “Service Affiliates”) if the services provided to such Service Affiliates relate directly to the operations and financial reporting of the Trust.  Services are specifically pre-approved by the Audit Committee or a designated member of the Audit Committee prior to the engagement.

The following table provides information on the aggregate fees billed by BBD LLP for the fiscal years ended September 30, 2013 and 2012, for services rendered to the Trust for each of the last two fiscal years:

Fiscal Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees	Totals
September 30, 2013	$14,000	$0	$2,000	$0	$16,000
September 30, 2012	$10,000	$0	$2,000	$0	$12,000
___________
(1)
Includes aggregate fees billed for professional services rendered for the audit of the Fund’s annual financial statements and services normally provided in connection with statutory or regulatory filings or engagements by the Fund.

(2)	Includes aggregate fees billed for tax compliance, tax advice and tax planning.

Fees for Non-Audit Services

During the past two fiscal years, BBD LLP and Deloitte & Touche LLP have not billed any non-audit fees for services rendered to the Trust or any other Service Affiliate, other than as described above.  All non-audit fees were pre-approved in advance by the Audit Committee or a designated member of the Audit Committee.  No non-audit fees were paid to BBD LLP or Deloitte & Touche LLP by Service Affiliates during these periods.

Vote Required

The affirmative vote of a plurality of all outstanding shares of the Trust voting together, and not by separate Fund or share class, at the Special Meeting is required for the election of each of the Nominees.  A plurality vote means that the persons receiving the highest number of votes will be elected, and therefore, to be elected, a Nominee must be one of the two nominees receiving the most “FOR” votes (even if less than a majority of the votes cast), provided a quorum is present.  Assuming a quorum is present, any shares that do not vote, whether by abstention or otherwise, will not affect the election of the trustees

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote.  The Fund is a series, or portfolio, of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting with respect to the Fund.  Shareholders of the Fund at the close of business on December 6, 2013 will be entitled to be present and vote at the Meeting.  As of that date, shares of the Fund had 4,376,129.948 shares outstanding and entitled to vote, with total net assets of.

Voting Proxies.  You should read the entire proxy statement before voting.  If you have any questions regarding the proxy statement, please call [         ].  If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person.  Proxies voted by telephone or Internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed Proxy Card.  Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR Proposal No. 1 and Proposal No. 1 and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Secretary of the Trust at the Fund’s address noted above, delivering a duly executed proxy bearing a later date or in person at the time of the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

The proposals will be voted on by shareholders of the Fund.  Along with the approval of the Board, including a majority of the Trustees who are not interested persons of the Trust or any affiliate of the Fund within the meaning of the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the Proposed Advisory Agreement to become effective for that Fund.  “Majority” for this purpose, as permitted under the 1940 Act means the lesser of (i) 67% of the voting securities present at the Meeting if more than 50% of the outstanding voting securities are present, or (ii) shares representing more than 50% of the outstanding shares.  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

If sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of each proposal (or abstained) and vote against adjournment all proxies that voted against each proposal.

Quorum Required.  The Fund must have a quorum of shares represented at the Meeting, in person or by proxy, in order to take action on any matter relating to the Fund.  Under the Trust’s Bylaws, a quorum is constituted by the presence in person or by proxy of 33 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”  If any proposal requires the affirmative vote of the Fund’s outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Fund are not received, the Secretary of the Meeting or the holders of a majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Advisor who will not be paid for these services.  The Advisor will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by the Advisor.  The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  The Advisor may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53205.  The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

Share Ownership.  To the knowledge of the Trust’s management, as of the close of business on December 6, 2013, none of the officers or Trustees of the Trust held any beneficial ownership of the Fund’s outstanding shares.  To the knowledge of the Trust’s management, as of the close of business on December 6, 2013, persons owning of record more than 5% of the outstanding shares of the Fund were as follows:

Ziegler Strategic Income Fund – Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Amount and Type of Ownership
National Financial Services, LLC FBO Our Customers 499 Washington Blvd, 4th Floor Jersey City, New Jersey 07310	Fidelity Global Brokerage Group, Inc	DE	54.43%	12,810.627 Record
FBO Richard N. Ross Irrevocable Trust Huntington Bank Trustee 41 S High Street, HC 0420 Columbus, Ohio 43287	N/A	N/A	45.57%	1,0725.865 Record

Ziegler Strategic Income Fund – Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Amount and Type of Ownership
National Financial Services LLC FBO Our Customers 499 Washington Blvd, 4th Floor Jersey City, New Jersey 07310	Fidelity Global Brokerage Group, Inc	DE	27.95%	1,216,424.291 Record
Hallmark Cards Inc Master Trust State Street Bank & Trust Co Trustee 444 S Flower St, 45th Floor Los Angeles, California 90071	N/A	N/A	20.09%	874,268.761 Record
U.S. Bank NA FBO Beaver Dam Community Hospital, Inc PO Box 1787 Milwaukee, Wisconsin 53201	N/A	N/A	10.78%	469,138.442 Record
Wells Fargo Bank NA FBO Platte Valley PO Box 1533 Minneapolis, Minnesota 55480	N/A	N/A	8.94%	389,074.409 Record

Reports to Shareholders.  Copies of the Fund’s most recent annual and semi-annual reports, once they are available, may be requested without charge by writing to the Ziegler Capital Management Investment Trust, P.O. Box 1181, Milwaukee, WI, 53201 or by calling, toll-free, 1-877-568-7633.

GENERAL INFORMATION

Other Matters to Come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Trust and the Fund are generally not required to hold annual meetings of shareholders and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions such as election of trustees or approval of a new advisory agreement are required to be taken under the 1940 Act.  By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Trust hereafter called, whether pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 or otherwise, should send the proposal to the Secretary of the Trust, c/o Ziegler Capital Management Investment Trust, P.O. Box 1181, Milwaukee, WI 53201-1181 within a reasonable time before the solicitation of the proxies for such meeting.  Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Trust’s Secretary.  The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the Proxy Statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.  Also, the submission does not mean that the proposal will be presented at the meeting.  For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration at the Meeting.

Householding.  If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call [     ].  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [     ] or write to [         ].

EXHIBIT A

Ziegler Capital Management Investment Trust

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made this ____ day of _______, ___ by and between Trust for Advised Portfolios (formerly known as, Ziegler Capital Management Investment Trust), a Delaware statutory trust (the “Trust”), and Ziegler Capital Management, LLC (the “Adviser”).

RECITALS:

WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with multiple series, including the Ziegler Strategic Income Fund (the “Fund”);

WHEREAS, the Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust desires to retain the Adviser as the investment adviser for the Fund.

AGREEMENT:

NOW, THEREFORE, the Trust and the Adviser do mutually promise and agree as follows:

1.   Employment.  The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

2.   Authority of the Adviser.  The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Trustees of the Trust may determine, direct the purchase and sale of investment securities in the day to day management of the Fund.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.  However, one or more members, officers or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust.  Nothing herein contained shall be deemed to require the Trust to take any action contrary to its charter documents, as amended or supplemented, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the affairs of the Trust.

3.   Expenses.  The Adviser, at its own expense and without reimbursement from the Trust, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund.  The Adviser shall not be required to pay any expenses of the Fund except as provided herein if the total expenses borne by the Fund, including the Adviser’s fee and the fees paid to the Fund’s administrator, but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s shares are qualified for sale or, if the states in which the Fund’s shares are qualified for sale impose no such restrictions, 3.00%. The expenses of the Fund’s operations borne by the Fund include by way of illustration and not limitation, trustees’ fees paid to those trustees who are not interested trustees under the Act, the professional costs of preparing and printing registration statements required under the Securities Act of 1933, as amended, and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage commissions and other expenses connected with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund’s assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and share transfer agents and the cost of keeping all necessary shareholder records and accounts.

The Trust shall monitor the Fund’s expense ratio on a monthly basis.  If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Fund shall create an account receivable from the Adviser in the amount of such excess.  In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Trust’s fiscal year if accrued expenses thereafter fall below the expense limitation.

4.   Compensation of the Adviser.  For the services to be rendered by the Adviser hereunder, the Trust through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.  The advisory fee shall be 0.65% per annum of such average net assets.  For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

5.   Ownership of Shares of the Fund.  The Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

6.   Exclusivity.  The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.  Although the Adviser has agreed to permit the Fund to use the name “Ziegler” if it so desires, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund will not use such name if the Adviser ceases to be the Fund’s sole investment adviser.  During the period that this Agreement is in effect, the Adviser shall be the Fund’s sole investment adviser.

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7.   Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

8.   Brokerage Commissions.  The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act).

9.   Code of Ethics.  The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code of ethics and evidence of its adoption.  Upon written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(1) under the Act.

10.   Amendments.  This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

11.   Termination.  This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving written notice sixty (60) calendar days in advance to the Adviser.  This Agreement may be terminated by the Adviser at any time upon giving written notice sixty (60) calendar days in advance to the Trust.  This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act).  Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the Board of Trustees of the Trust or by the vote of the majority of the outstanding voting securities of the Fund (as defined in the Act) and (ii) the Board of Trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) calendar days thereafter.

* * *

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IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be executed on the day first above written.

ZIEGLER CAPITAL MANAGEMENT, LLC
(the Adviser)

By:

Name:

Title:

TRUST FOR ADVISED PORTFOLIOS
(the Trust)

By:

Name:

Title:

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PROXY TABULATOR [ ] [ ]
THREE EASY WAYS TO VOTE YOUR PROXY
Read the Proxy Statement and have the Proxy card at hand.
TELEPHONE:  Call [     ] and follow the instructions.
[INTERNET: Go to www.proxyvote.com and follow the on-line instructions.]
MAIL: Vote, sign, date and return your proxy by mail.
If you vote by Telephone or Internet, do not mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
 KEEP THIS PORTION FOR YOUR RECORDS

 DETACH AND RETURN THIS PORTION ONLY

Ziegler Strategic Income Fund

This proxy will be voted as specified below.  IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL AND IN THE DISCRETION OF THE PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Ziegler Strategic Income Fund, and Ziegler Capital Management, LLC.	FOR ☐	AGAINST ☐	ABSTAIN ☐

	FOR	WITHHOLD
2.1 Harry E. Resis	☐	☐

2.2 Ian A. Martin	☐	☐

To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Fund has recommended approval of the Proposed Advisory Agreement for the Fund, and encourages you to vote “FOR” Proposal 1. The Board of Trustees also recommends the election of Ian A. Martin and Harry E. Resis to the Board, and encourages you to vote “FOR” Proposal 2.

WE NEED YOUR VOTE BEFORE JANUARY 17, 2014

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting.  You may revoke your proxy before it is voted at the meeting by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the meeting and voting in person.

THANK YOU FOR YOUR TIME

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 17, 2014

The Fund’s Notice of Special Meeting of Shareholders and Proxy Statement
are available on the [Internet at http://www.proxyvote.com.]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

IMPORTANT:  PLEASE SIGN AND DATE YOUR PROXY TODAY
AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE.
NO POSTAGE IS REQUIRED.

PROXY

Ziegler Strategic Income Fund

SPECIAL MEETING OF SHAREHOLDERS
JANUARY 17, 2014

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF ZIEGLER CAPITAL MANAGEMENT INVESTMENT TRUST

The undersigned hereby appoints Margaret Baer and Jeanine Bajczyk, and each of them, as proxies of the undersigned, each with the power to appoint his/her substitute, for the Special Meeting of Shareholders of the Ziegler Strategic Income Fund (the “Fund”), a series of Ziegler Capital Management Investment Trust (the “Trust”), to be held on January 17, 2014, at [10 a.m.] Central Time, at the offices of [Ziegler Capital Management, LLC, 20 North Clark Street, 34th Floor, Chicago, IL 60602] (the “Meeting”), to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on December 6, 2013.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

At their discretion, the named proxies may vote upon any other matters which may legally come before the meeting, or any adjournment thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.